UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Allarity Therapeutics, Inc. (the “Company”) on May 17, 2022 (the “Original 8-K”) reporting the Company’s financial and operational information for its fourth quarter and full fiscal year ended December 31, 2021, which were announced in a press release issued on May 16, 2022 and furnished with the Original 8-K as Exhibit 99.1 (the “Original Press Release”). The Original Press Release contained an incorrect reference to “$971 million” instead of “$971 thousand” in reference to the size of a certain debt cancellation. This Amendment is being filed solely to furnish the press release dated May 18, 2022 as Exhibit 99.1, which corrects the typographical error. Except as amended by this Amendment and Exhibit 99.1 hereto, all information set forth in the Original 8-K and corresponding exhibits remains unchanged.

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2022, the Company issued a press release announcing, among other things, limited financial and operational information for its fourth quarter and full fiscal year ended December 31, 2021 and provided a corporate update including certain forward-looking performance estimates and anticipated milestones in 2022 (the “Earnings Release”).

On May 18, 2022, the Company issued a press release announcing a correction of a typographical error incorrectly referencing “$971 million” instead of “$971 thousand” in connection with the description of the size of a debt cancellation in the section titled “Full Year 2021 and Recent Highlights” of the Earnings Release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information under Item 2.02 above is incorporated herein by reference.

The information reported under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibit Index

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated May 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Jens Erik Knudsen
Jens Erik Knudsen Chief Financial Officer

Dated: May 18, 2022

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